EXHIBIT 99


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                            WFMBS MORTGAGE LOAN POOL
                               30 -YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2005-11
                            POOL PROFILE (9/19/2005)

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                                       --------------      ---------------------
                                        30 YR POOL              Tolerance
                                       --------------      ---------------------
AGGREGATE PRINCIPAL BALANCE             $700,000,000                 (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                   1-Oct-05                        N/A
INTEREST RATE RANGE                     5.000-6.750%                        N/A
GROSS WAC                                     5.836%               (+ / - 5 bps)
WEIGHTED AVERAGE SERVICE FEE                  0.250%
MASTER SERVICING FEE                          1.0 bps on Securitization only
WAM (in months)                                  358              (+/- 2 months)

WALTV                                            68%               (maximum +2%)

CALIFORNIA PERCENT                               39%               (maximum 40%)
SINGLE LARGEST ZIP CODE PERCENT                   1%              (maximum  +2%)

AVERAGE LOAN BALANCE                        $552,000          (maximum $565,000)
LARGEST INDIVIDUAL LOAN BALANCE           $2,644,583        (maximum $3,000,000)

CASH OUT REFINANCE PERCENT                       33%              (maximum  +5%)

PRIMARY RESIDENCE PERCENT                        95%               (minimum -5%)

INTEREST ONLY                                    10%               (maximum 10%)

Pledged Asset %                                   0%                (maximum 1%)

SINGLE FAMILY DETACHED PERCENT                   92%               (minimum -3%)

FULL DOCUMENTATION PERCENT                       55%               (minimum -2%)

Co-Op %                                           0%                (maximum 1%)

WA FICO                                          747                (minimum -5)

UNINSURED > 80% LTV PERCENT                    0.00%               (maximum +1%)

         FOR ADDITIONAL LOAN LEVEL DETAIL ABOUT THIS MORTGAGE LOAN POOL, INVESTORS SHOULD VIEW THE INFORMATION TO BE FILED WITH THE SEC AT SEC.GOV
      IN THE SEARCH FOR COMPANY FILINGS LINK UNDER FILINGS & FORMS (EDGAR)

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1)   All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.


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Estimated Dispersion:
         5.000%           $108
         5.250%           $969
         5.375%         $4,120
         5.500%        $15,465
         5.625%        $73,338
         5.750%       $245,843
         5.875%       $214,772
         6.000%        $87,465
         6.125%        $30,636
         6.250%        $18,887
         6.375%         $5,018
         6.500%         $1,948
         6.625%         $1,117
         6.750%           $316

         5.836%       $700,000


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                            WFMBS MORTGAGE LOAN POOL
                               30 -YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2005-11
                               PRICING INFORMATION
                            POOL PROFILE (9/19/2005)
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RATING AGENCIES                                               TBD by Wells Fargo

PASS THRU RATE                                                             5.50%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS                                       0.48%

AAA STRUCTURE DUE DATE                                                 11-Oct-05
Structure received or changes to structures past the due date will incur a
 $10,000 fee.
Structure delivered to WF by October 17- Delivery of prospectus day before settlement
Structure delivered to WF by October 20 -Delivery of prospectus day of settlement
Structure delivered to WF October 21 or later- Possible change of settlement date


SETTLEMENT DATE                                                        28-Oct-05

ASSUMED SUB LEVELS                                             AGG Assumed Level
Levels and Rating Agencies for                           AAA         3.35%
2005-02 to be determined by                               AA           TBD
Wells Fargo.                                               A           TBD
                                                         BBB           TBD
                                                          BB           TBD
                                                           B           TBD



WFASC Securitization Program as follows:
  1) All Special Hazard, Bankruptcy & Fraud losses will be allocated as regular Realized Losses.
  2) Curtailment Interest Shortfall will be allocated on a pro rata basis to all bonds.
  3) Soldiers & Sailors Interest Shortfall will be allocated on a pro rata basis to all bonds.
  4)  Wells Fargo Bank, N.A. will act as custodian.
  5) No Floating Rate Interest-Only strips will be described as Fixed Rate (Normalized I/O's)
* This Security may contain Pledged Asset Loans.
------------------------------------------------

WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2005-11. The principal only certificate created by the discount mortgage loans will be included in the bid on the pricing date.


WFMBS CONTACTS                                      Brad Davis (301) 846-8009
                                                    Gretchen Leff (301) 846-8356
                                                    Mike Miller (301) 815-6397


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                            WFASC Denomination Policy
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
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Minimum           Physical          Book Entry
Type and Description of Certificates                                              Denomination      Certificates       Certificates
                                                                                     (1)(4)
------------------------------------------------------------------------------------------------------------------------------------
Class A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex                $25,000           Allowed            Allowed
components (subject to reasonable prepayment support)

Companion classes for PAC, TAC, Scheduled Classes                                   $100,000          Allowed            Allowed

Inverse Floater (Including Leveraged), PO, Subclasses of the Class A that           $100,000          Allowed            Allowed
provide credit protection to the Class A,
Complex multi-component certificates

Notional and Nominal Face IO                                                          (2)             Allowed            Allowed

Residual Certificates                                                                 (3)             Required         Not Allowed

All other types of Class A Certificates                                               (5)               (5)                (5)

Class B (Investment Grade)                                                          $100,000          Allowed            Allowed

Class B (Non-Investment Grade)                                                      $250,000          Required         Not Allowed
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

(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.